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              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent public accountants we hereby consent to the incorporation of our report, dated January 12, 1999, included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-90166 and 33-98748 on Form S-8.

                                          ARTHUR ANDERSEN LLP

Roseland, New Jersey
January 12, 1999